                                                                    EXHIBIT 99.2

                    PRO FORMA COMBINED FINANCIAL INFORMATION

         The unaudited pro forma combined financial information is based upon the historical consolidated financial statements of us and Safway Formwork, adjusted to give effect to the acquisition. The unaudited pro forma combined statements of operations give effect to the acquisition as if it had occurred at the beginning of each period presented. The unaudited pro forma combined financial information does not give effect to any other transactions and does not purport to represent our results of operations had the acquisition in fact, occurred on such dates, or the results that can be expected for our company in the future. No benefits for costs expected to be eliminated under our ownership are included in the unaudited pro forma combined statements of operations.

Certain evaluations included herein are preliminary estimates and are expected to change upon completion of appraisals and valuations. However, in the opinion of our management, the preliminary allocations are not expected to differ materially from the final allocations. The pro forma combined information should be read in conjunction with our historical consolidated financial statements and the notes thereto in our annual report for 2002 on Form 10-K/A.

              Unaudited Pro Forma Combined Statement of Operations
                      For the Year Ended December 31, 2002
                                 (In thousands)

                                                     Dayton
                                                    Superior
                                                 Corporation and
                                                Subsidiaries, for   Safway Formwork
                                                 the year ended     Systems, L.L.C.,        Pro Forma
                                                   December 31,    for the year ended      Adjustments
                                                     2002, as        September 30,       Related to the      Pro Forma
                                                     Reported      2002, as Reported       Acquisition        Combined
                                                -----------------  ------------------    --------------      ----------
Net sales ......................................     $ 398,737         $  28,700         $  (1,482)(2)        $ 425,955

Cost of sales ..................................       269,861            21,161            (1,221)(2)          283,330
                                                                                                38 (3)
                                                                                            (6,509)(6)
                                                     ---------         ---------         ---------            ---------
   Gross profit ................................       128,876             7,539             6,210              142,625
Selling, general and administrative expenses ...        91,221             9,865              (185)(3)          107,378
                                                                                             6,477 (6)
Facility closing and severance expenses ........         5,399                 -                 -                5,399
Amortization of intangibles ....................           603                 -                 -                  603
                                                     ---------         ---------         ---------            ---------
   Income  (loss) from operations ..............        31,653            (2,326)              (82)              29,245
 Other expenses
   Interest expense ............................        33,967               950                32(4)            34,949
 Loss on disposals of property, plant, and
   equipment ...................................         1,115                 -                 -                1,115
 Other expense .................................            80                30                32(6)               142
                                                     ---------         ---------         ---------            ---------
Income (loss) before provision (benefit) for
   income taxes and cumulative effect of
   change in accounting principle ..............        (3,509)           (3,306)             (146)              (6,961)
Provision (benefit) for income taxes ...........          (386)                -            (1,312)(5)           (1,698)
                                                     ---------         ---------         ---------            ---------
Income (loss) before cumulative effect of
   change in accounting principle ..............        (3,123)           (3,306)            1,166               (5,263)
Cumulative  effect of  change  in  accounting
   principle, net of income tax benefit of
    $2,754 and $0, respectively ................        17,140             8,886                 -               26,026
                                                     ---------         ---------         ---------            ---------
Net income (loss) ..............................     $ (20,263)        $ (12,192)        $   1,166            $ (31,289)
                                                     =========         =========         =========            =========




See accompanying footnotes.

              Unaudited Pro Forma Combined Statement of Operations
               For the Nine Fiscal Months Ended September 26, 2003
                                 (In thousands)


                                                  Dayton Superior
                                                  Corporation and      Safway Formwork
                                                 Subsidiaries, for     Systems, L.L.C.,
                                                  the nine fiscal    for the seven fiscal     Pro Forma
                                                   months ended          months ended        Adjustments
                                               September 26, 2003,        April 30,         Related to the          Pro Forma
                                                    as Reported            2003 (1)          Acquisition            Combined
                                               --------------------  --------------------   --------------          ---------

Net sales .......................................    $ 278,496           $  12,955           $    (235)(2)          $ 291,092
                                                                                                  (124)(6)

Cost of sales ...................................      201,755              10,198                (185)(2)            208,412
                                                                                                   143 (3)
                                                                                                (3,499)(6)
                                                     ---------           ---------           ---------              ---------
   Gross profit .................................       76,741               2,757               3,182                 82,680
Selling, general and administrative
   expenses .....................................       62,689               4,981                 (84)(3)             71,077

                                                                                                 3,491 (6)

Facility closing and severance expenses .........        1,243                   -                   -                  1,243
 Amortization of intangibles ....................          443                   -                   -                    443
                                                     ---------           ---------           ---------              ---------
   Income from operations .......................       12,366              (2,224)               (225)                 9,917
Other expenses
Interest expense ................................       28,272                 377                 197(4)              28,846
Loss on early extinguishment of long-term debt...        2,480                   -                   -                  2,480
Other expense ...................................          164                 102                (116)(6)                150
                                                     ---------           ---------           ---------              ---------
Income (loss) before provision (benefit)
   for income taxes .............................      (18,550)             (2,703)               (306)               (21,559)
Provision (benefit) for income taxes ............       (6,307)                  -              (1,023)(5)             (7,330)
                                                     ---------           ---------           ---------              ---------
Net income (loss) ...............................    $ (12,243)          $  (2,703)          $     717              $ (14,229)
                                                     =========           =========           =========              =========

See accompanying footnotes.

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS



(1) Our consolidated statement of operations for the nine months ended September 26, 2003 include two months of Safway Formwork and is combined with Safway Formwork's statement of operations for the seven months ended April 30, 2003, the first seven months of Safway Formwork's fiscal year.
(2) To record the impact on Net Sales and Cost of Sales from excluding the related assets that were not acquired.
(3) To record depreciation expense on rental equipment and property, plant, and equipment to conform Safway Formwork to our depreciation policy.
(4) To record an increase in interest expense on the senior unsecured note payable to Safway Formwork and a decrease in interest expense for the elimination of Safway Formwork's interest expense.
(5) To adjust the provision (benefit) for income taxes to the appropriate effective tax rate.
(6) To record a reclassification of Safway Formwork's expenses to conform to our classification.